UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADTRAN, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in ADTRAN, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2021.

Get informed before you vote

View the Notice and Proxy Statement for the 2021 Annual Meeting of Stockholders and the 2020 Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting May 12, 2021 10:30 a.m., Central Time
Virtually at: www.virtualshareholdermeeting.com/ADTN2021

V1

   Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Thomas R. Stanton	For

1b.	H. Fenwick Huss	For

1c.	Gregory J. McCray	For

1d.	Balan Nair	For

1e.	Jacqueline H. Rice	For

1f.	Kathryn A. Walker	For

2.	Non-binding approval of the compensation of ADTRAN’S named executive officers.	For

3.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of ADTRAN for the fiscal year ending December 31, 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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